UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 15, 2010
MGM Resorts International
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-10362 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
MGM MIRAGE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03(a). Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Board of Directors (the “Board”) of MGM Resorts International, a Delaware corporation (the “Company”), approved an amendment to the Company’s Amended and Restated Bylaws with an effective date of June 15, 2010 (the “Bylaws”), which: (i) reflected the Company’s name change from “MGM MIRAGE” to “MGM Resorts International”; (ii) removed the authorization for the Board to elect, at its discretion, additional Presidents with specified scopes of authority that shall report to the Chief Executive Officer of the Company; and (iii) added the authorization for the Board to elect, at its discretion, additional Chief Operating Officers with specified scopes of authority and a Chief Marketing Officer.
     The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
     The Company held its Annual Meeting of Stockholders on June 15, 2010 (the “Annual Meeting”), at which its stockholders voted on the matters set forth below.
Proposal 1. To elect a Board of Directors.

	FOR	WITHHELD
Robert H. Baldwin	308,721,787	992,047
William A. Bible	308,961,480	752,354
Burton M. Cohen	308,913,334	800,500
Willie D. Davis	306,459,373	3,254,461
Kenny C. Guinn	303,314,166	6,399,668
Alexis Herman	308,529,709	1,184,125
Roland Hernandez	303,591,761	6,122,073
Kirk Kerkorian	260,238,194	49,475,640
Anthony Mandekic	300,603,317	9,110,517
Rose McKinney-James	308,755,831	958,003
James J. Murren	307,955,625	1,758,209
Daniel J. Taylor	300,963,711	8,750,123
Melvin B. Wolzinger	306,602,701	3,111,133
     Broker Non-Votes: 56,018,618
     All of the foregoing directors were elected and each received the affirmative vote of a plurality of the votes cast at the Annual Meeting in which a quorum was present.
Proposal 2.	To ratify the selection of the independent registered public accounting firm for the year ending December 31, 2010.

FOR	AGAINST	ABSTAIN
364,898,195	657,752	176,505
     Broker Non-Votes: 56,018,618
The foregoing Proposal 2 was approved.

Proposal 3.	To amend and restate the Certificate of Incorporation of the Company to change the name of the Company from “MGM MIRAGE” to “MGM Resorts International”.

FOR	AGAINST	ABSTAIN
364,115,735	1,306,170	310,547
     Broker Non-Votes: 56,018,618
The foregoing Proposal 3 was approved.
Proposal 4.	The stockholder proposal as submitted and presented by The Office of the Comptroller of New York City, which requested that the Board prepare a sustainability report including strategies to reduce greenhouse gas emissions and addressing other environmental and social impacts, which report should be published by June 2010.

FOR	AGAINST	ABSTAIN
54,749,479	203,043,868	51,920,287
     Broker Non-Votes: 56,018,618
The foregoing Proposal 4 was defeated.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

No.	Description
3	Amended and Restated Bylaws of the Company, effective June 15, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM Resorts International
Date: June 18, 2010	By:	/s/ Troy E. McHenry
Troy E. McHenry
Vice President — Legal Affairs

INDEX TO EXHIBITS

No.	Description
3	Amended and Restated Bylaws of the Company, effective June 15, 2010.